AAMA Equity Fund – AMFEX

AAMA Income Fund - AMFIX

Each A SERIES OF Asset Management Fund

Supplement dated May 31, 2018

to the Statement of Additional Information dated June 19, 2017

Effective May 31, 2018, the Board of Trustees of Asset Management Fund (the “Trust”) elected James A. Simpson as an Independent Trustee to the Board of Trustees of the Trust.

With the election of Mr. Simpson as Trustee of the Trust, the following changes are being made to the Statement of Additional Information:

•	The following row is added to the end of the table listing each Independent Trustee of the Trust on page 21:

Name, Age and Address[1]	Position(s) Held with the Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	Number of Portfolios in the Trust Overseen

James A. Simpson Age: 48	Trustee since 2018. Indefinite Term of Office	President, ETP Resources, LLC, a financial services consulting company, 2009 to present. Trustee of Virtus ETF Trust II, 2015 to present and Trustee of ETFis Series Trust I, 2014 to present.	5

•	On page 23, the following paragraph is added after the fifth paragraph of the section titled “Experience and Qualifications”:

James A. Simpson. Mr. Simpson has served as a member of the Board of Trustees since 2018. Mr. Simpson has over 25 years of financial services experience. He has experience as an independent trustee for exchange-traded funds and is a nationally recognized exchange-traded fund consultant to the investment services industry and regulators. He serves as President of ETP Resources, LLC, a financial information services company that provides detailed reference data on U.S.-listed exchange-traded products. He also has experience working for financial institutions and securities exchanges and has consulted with respect to the development of exchange-traded products. He currently serves as an Independent Trustee and Audit Committee Chair of Virtus ETF Trust II since 2015 and ETFis Series Trust I since 2014.

•	On page 24, the third, fourth and fifth paragraphs under “Board Structure” are deleted in their entirety and replaced with the following:

The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the independent registered public accounting firm. The members of the Audit Committee are David J. Gruber, Chairman and audit committee financial expert, Carla S. Carstens, David F. Holland and James A. Simpson.

The Nominating and Governance Committee is responsible for identifying and recommending individuals for membership on the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. In selecting candidates for nomination to the Board, the Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity. The members of the Nominating and Governance Committee are Carla S. Carstens, Chairwoman, David F. Holland, David J. Gruber, and James A. Simpson. Suggestions for trustee candidates and other correspondence should be sent in writing to the Secretary, Asset Management Fund, 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

The Valuation Committee is responsible pursuant to the provisions of the Funds’ Pricing Procedures for reviewing and considering fair valuation recommendations by the Pricing Committee. The members of the Valuation Committee are Carla S. Carsten, Chairwoman, David F. Holland, David J. Gruber and James A. Simpson.

This Supplement and the prospectus and Statement of Additional Information dated June 19, 2017 provide the information a prospective investor ought to know before investing and should be retained for future reference.